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                                 Exhibit (d)(2)

                         Amended and Restated Schedule A
                                     to the
                          Investment Advisory Agreement
                                     between
             Registrant and Banc One Investment Advisors Corporation
                               dated May 18, 2000.



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                              Amended and Restated
                                   Schedule A
                                     to the
          Investment Advisory Agreement between One Group Mutual Funds and Banc One Investment Advisors Corporation
                               dated May 17, 2000



NAME OF FUND                        COMPENSATION
------------                        ------------

The Treasury Money Market           Annual rate of eight one-hundredths of one
Fund                                percent (.08%) of The Treasury Money Market
                                    Fund's average daily net assets.

The Treasury Only Money             Annual rate of eight one-hundredths of one
Market Fund                         percent (.08%) of The Treasury Only Money
                                    Market Fund's average daily net assets.

The Government Money Market         Annual rate of eight one-hundredths of one
Fund                                percent (.08%) of The Government Money
                                    Market Fund's average daily net assets.

The Tax Exempt Money Market         Annual rate of eight one-hundredths of one
Fund                                percent (.08%) of The Tax Exempt Money
                                    Market Fund's average daily net assets.

The Institutional Prime Money       Annual rate of ten one-hundredths of one
Market Fund                         percent (.10%) of The Institutional Prime
                                    Money Market Fund's average daily net
                                    assets.

The U.S. Treasury Securities        Annual rate of thirty-five one-hundredths
Money Market Fund                   of one percent (.35%) of The U.S. Treasury
                                    Securities Money Market Fund's average
                                    daily net assets.

The U.S. Government Securities      Annual rate of thirty-five one-hundredths
Money Market Fund                   of one percent (.35%) of The U.S. Treasury
                                    Securities Money Market Fund's average
                                    daily net assets.

The Treasury Prime                  Annual rate of thirty-five one-hundredths
Money Market Fund                   of one percent (.35%) of The U.S. Treasury
                                    Securities Money Market Fund's average
                                    daily net assets.

The Prime Money Market              Annual rate of thirty-five one-hundredths
Fund                                of one percent (.35%) of The Prime Money
                                    Market Fund's average daily net assets.


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The Municipal Money Market          Annual rate of thirty-five one-hundredths
Fund of one percent (.35%) of The Municipal Money Market Fund's average daily net assets.

The Ohio Municipal Money            Annual rate of thirty one-hundredths of
Market Fund                         one percent (.30%) of The Ohio Municipal
                                    Money Market Fund's average daily net
                                    assets.

The Michigan Municipal Money        Annual rate of thirty five one-hundredths
Market Fund                         of one percent (.35%) of The Michigan
                                    Municipal Money Market Fund's average daily net assets.

The Cash Management Money           Annual rate of twenty one-hundredths of
Market Fund                         one percent (.20%) of The Cash Management
                                    Money Market Fund's average daily net
                                    assets.

The Treasury Cash Management        Annual rate of twenty one-hundredths of
Money Market Fund                   one percent (.20%) of The Treasury Cash
                                    Management Money Market Fund's average
                                    daily net assets.

The Treasury Prime Cash             Annual rate of twenty one-hundredths of
Management Money Market Fund        one percent (.20%) of The Treasury Prime
                                    Cash Management Money Market Fund's average daily net assets.

The U.S. Government Cash            Annual rate of twenty one-hundredths of
Management Money Market Fund        one percent (.20%) of The U.S. Government
                                    Cash Management Money Market Fund's average daily net assets.

The Municipal Cash Management       Annual rate of twenty one-hundredths of
Money Market Fund                   one percent (.20%) of The Municipal Cash
                                    Money Market Fund's average daily net
                                    assets.

The Balanced Fund                   Annual rate of sixty-five one-hundredths
                                    of one percent (.65%) of The Asset
                                    Allocation Fund's average daily net assets.


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The Income Equity Fund              Annual rate of seventy-four one-hundredths
                                    of one percent (.74%) on the first $1.5
                                    billion of The Income Equity Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Income Equity Fund's average daily net assets, and sixty-five (.65%) on The Income Equity Fund's average daily net assets thereafter.

The Mid Cap Value Fund              Annual rate of seventy-four one-hundredths
                                    of one percent (.74%) on the first $1.5
                                    billion of The Mid Cap Value Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Mid Cap Fund's average daily net assets, and sixty-five (.65%) on The Mid Cap
                                    Value Fund's average daily net assets
                                    thereafter.

The Mid Cap Growth Fund             Annual rate of seventy-four one-hundredths
                                    of one percent (.74%) on the first $1.5
                                    billion of The Mid Cap Growth Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The mid Cap Growth Fund's average daily net assets, and sixty- five (.65%) on The
                                    Mid Cap Growth Fund's average daily net
                                    assets thereafter.

The International Equity            Annual rate of fifty-five one-hundredths
Index Fund                          of one percent (.55%) of The International
                                    Equity Index Fund's average daily net
                                    assets.

The Equity Index Fund               Annual rate of thirty one-hundredths of one
                                    percent (.30%) of The Equity Index Fund's average daily net assets.



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The Large Cap Value Fund            Annual rate of seventy-four one-hundredths
                                    of one percent (.74%) on the first $1.5
                                    billion of The Large Cap Value Fund's
                                    average daily net assets, seventy
                                    one-hundredths of one percent (.70%) on the next $500 million of The Large Cap Values Fund's average daily net assets, and sixty-five (.65%) on The Large Cap Value Fund's average daily net assets thereafter.

The Diversified Equity Fund         Annual rate of seventy-four one-hundredths
                                    of one percent (.74%) on the first $1.5
                                    billion of The Diversified Equity Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Diversified Equity
                                    Fund's average daily net assets, and sixty-five (.65%) on The Diversified Equity Fund's average daily net assets thereafter.

The Small Cap Growth Fund           Annual rate of seventy-four one-hundredths
                                    of one percent (.74%) on the first $1.5
                                    billion of The Small Cap Growth Fund's
                                    average daily net assets, seventy
                                    one-hundredths of one percent (.70%) on the next $500 million of The Small Cap Growth
                                    Fund's average daily net assets, and sixty-five (.65%) on The Small Cap Growth Fund's average daily net assets thereafter.

The Large Cap Growth Fund           Annual rate of seventy-four one-hundredths
                                    of one percent (.74%) on the first $1.5
                                    billion of The Large Cap Growth Fund's
                                    average daily net assets, seventy
                                    one-hundredths of one percent (.70%) on the next $500 million of The Large Cap Growth
                                    Fund's average daily net assets, and sixty-five (.65%) on The Large Cap Growth Fund's average daily net assets thereafter.

The Diversified Mid Cap Fund        Annual rate of seventy-four one-hundredths
                                    of one percent (.74%) on the first $1.5
                                    billion of The Diversified Mid Cap Fund's average daily net assets, seventy one-hundredths of one percent (.70%) on the next $500 million of The Diversified Mid Cap
                                    Fund's average daily net assets, and sixty-five (.65%) on The Diversified Mid Cap
                                    Fund's average daily net assets thereafter.


The Small Cap Value Fund            Annual rate of seventy-four one-hundredths


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                                    of one percent (.74%) on the first $1.5
                                    billion of The Small Cap Value Fund's
                                    average daily net assets, seventy
                                    one-hundredths of one percent (.70%) on the next $500 million of The Small Cap Value Fund's average daily net assets, and sixty-five (.65%) on The Small Cap Value Fund's average daily net assets thereafter.

The Diversified International       Annual rate of eighty one-hundredths of one
Fund                                percent (.80%) of The Diversified
                                    International Fund's average daily net
                                    assets.

The Market Expansion Index          Annual rate of thirty five one-hundredths of
Fund                                one percent (.35%) of The Small Cap Index
                                    Fund's average daily net assets.

The Technology Fund Fund            Annual rate of one percent (1.00%) of The
                                    Technology Fund's average daily net assets.

The Real Estate Fund                Annual rate of seventy-four one-hundredths
                                    of one percent (.74%) of The U.S. Treasury
                                    Securities Money Market Fund's average daily net assets.

The Income Bond Fund                Annual rate of sixty one-hundredths of one
                                    percent (.60%) of The Income Bond Fund's average daily net assets.

The Short-Term Bond                 Annual rate of sixty one-hundredths of one
                                    Fund percent (.60%) of The Limited
                                    Volatility Bond Fund's average daily net assets.

The Government Bond Fund            Annual rate of forty-five one-hundredths of
                                    one percent (.45%) of The Government Bond
                                    Fund's average daily net assets.

The Ultra Short-Term Bond           Annual rate of fifty-five one-hundredths
Fund                                of one percent (.55%) of The Ultra
                                    Short-Term Income Fund's average daily net assets.

The Treasury & Agency               Annual rate of forty one-hundredths of one
Fund                                percent (.40%) of the Treasury & Agency
                                    Fund's average daily net assets.

The High Yield Bond Fund            Annual rate of seventy-five one-hundredths
                                    of one percent (.75%) of the High Yield Bond
                                    Fund's average daily net assets.


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The Intermediate Bond               Annual rate of sixty one-hundredths
Fund of one percent (.60%) of The Intermediate Bond Fund's average daily net assets.

The Bond Fund                       Annual rate of sixty one-hundredths of one
                                    percent (.60%) of the Bond Fund's average daily net assets.

The Mortgage Backed                 Annual rate of thirty-five one-hundredths
Securities Fund                     of one percent (.35%) of the Mortgage Fund's
                                    average daily net assets.

The Intermediate Tax-Free           Annual rate of sixty one-hundredths of one
Bond Fund                           percent (.60%) of The Intermediate Tax-
                                    Free Bond Fund's average daily net assets.

The Ohio Municipal Bond             Annual rate of sixty one-hundredths of one
Fund                                percent (.60%) of The Ohio Municipal Bond
                                    Fund's average daily net assets.

The Municipal Income Fund           Annual rate of forty-five one-hundredths of
                                    one percent (.45%) of The Municipal Income
                                    Bond Fund's average daily net assets.

The Texas Municipal Bond            Annual rate of forty-five one-hundredths
Fund                                of one percent (.45%) of The Texas Tax-Free
                                    Bond Fund's average daily net assets.

The West Virginia Municipal         Annual rate of forty-five one-hundredths
Bond Fund                           of one percent (.45%) of The West Virginia
                                    Tax-Free Bond Fund's average daily net
                                    assets.

The Kentucky Municipal Bond         Annual rate of forty-five one-hundredths
Fund                                of one percent (.45%) of The Kentucky
                                    Municipal Bond Fund's average daily net
                                    assets.

The Louisiana Municipal Bond        Annual rate of sixty one-hundredths
Fund                                of one percent (.60%) of The Louisiana
                                    Municipal Bond Fund's average daily net
                                    assets.

The Arizona Municipal Bond          Annual rate of forty-five one-hundredths
Fund                                of one percent (.45%) of The Arizona
                                    Municipal Bond Fund's average daily net
                                    assets.

The Tax Free Bond                   Annual rate of forty-five one-hundredths
Fund                                of one percent (.45%) of The Tax-Free Bond
                                    Fund's average daily net assets.


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The Michigan Municipal Bond         Annual rate of forty-five one-hundredths
Fund of one percent (.45%) of The Michigan Municipal Bond Fund's average daily net assets.

The Short Term Municipal Bond       Annual rate of sixty one-hundredths
Fund                                of one percent (.60%) of The Short-Term
                                    Municipal Bond Fund's average daily net
                                    assets.

Investor Aggressive Growth          Annual rate of five one-hundredths of one
Fund                                percent (.05%) of The Investor Aggressive
                                    Growth Fund's average daily net assets.

Investor Conservative Growth        Annual rate of five one-hundredths of one
Fund                                percent (.05%) of The Investor Conservative
                                    Growth Fund's average daily net assets.

Investor Growth & Income            Annual rate of five one-hundredths of one
Fund                                percent (.05%) of The Investor Growth &
                                    Income Fund's average daily net assets.

Investor Growth Fund                Annual rate of five one-hundredths of one
                                    percent (.05%) of The Investor Growth Fund's average daily net assets.

Investor Balanced                   Annual rate of five one-hundredths of one
Fund                                percent (.05%) of the Investor Balanced
                                    Fund's average daily net assets.



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Investor Fixed Income               Annual rate of five one-hundredths of one
Fund                                percent (.05%) of The Investor Fixed Income
                                    Fund's average daily net assets.



BANC ONE INVESTMENT ADVISORS            ONE GROUP MUTUAL FUNDS
CORPORATION                             (formerly The One Group)



By: /s/ Peter W. Atwater                By: /s/ Mark S. Redman
   --------------------------              ----------------------------

Dated:  May 18, 2000                    Dated:  May 18, 2000
      -----------------------                 -------------------------



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